Exhibit 10.12

$52.00 05/23/11 13:46:33 A/M-11-030650 0005 Montgomery County Willis E. Blackshear Recorder

After recording, please	This instrument
return to:	prepared by:

Gregory Bolton, Esq./Stephanie Chaharbaghi, Esq.

ASSIGNMENT OF MORTGAGE

FHA Project No.: 046-35683

Project Name: The Cannery

City, State: Dayton, Ohio

THE SECRETARY OF HOUSING AND URBAN DEVELOPMENT (“HUD”), in consideration of Ten Dollars ($10.00) and other good and valuable consideration, hereby assigns, transfers, sets over and conveys to Resource Real Estate Opportunity OP LP (“Assignee”), without recourse, the following:

Mortgagor: The Cannery at Webster Station, Ltd.

1.	that certain Mortgage dated December 20, 2004 and recorded as Instrument No. 04-144468 in the Montgomery County Ohio records as assigned, amended or modified from time to time (the “Mortgage”), which Mortgage secures that certain Mortgage Note date May 30, 2001, (the “Note”); and

2.	such other documents, agreements, instruments and other collateral (excluding the Regulatory Agreement referenced in the Mortgage) which evidence, secure or otherwise relate to HUD’s right, title or interest in and to the Mortgage and/or the Note, including without limitation the security agreement, if any, and the title insurance policies and hazard insurance policies that may presently be in effect.

IN WITNESS WHEREOF, HUD has caused this Assignment to be executed and delivered under seal by its duly authorized agent as of the 13th day of May, 2011.

WITNESS:	SECRETARY OF HOUSING AND URBAN DEVELOPMENT

/s/ Authorized Signatory	By:	/s/ John W. Lucey
Illegible		John W. Lucey
Authorized Agent

/s/ Nikeisha Joyner-Wiggins
Nikeisha Joyner-Wiggins

Name and Address of Assignee:

Resource Real Estate Opportunity OP, LP
One Crescent Drive Suite 203
Philadelphia PA 19112

ACKNOWLEDGEMENT

DISTRICT OF COLUMBIA, ss:

The foregoing instrument was acknowledged before me on 5/13, 2011, by John Lucey, as Authorized Agent of the Secretary of Housing and Urban Development.

/s/ Richard Kayne
Notary Public

[SEAL]	My commission expires:	Richard Kayne
Notary Public, District of Columbia My Commission Expires 5/31/2014

Order No. : 38110271

EXHIBIT A

PARCEL I:

SITUATE IN THE CITY OF DAYTON, COUNTY OF MONTGOMERY, STATE OF OHIO, BEING ALL OF LOT NUMBER 435, PART OF LOT NUMBERS 429 THROUGH 434, PART OF LOT NUMBER 436 AND PART OF LOT NUMBER 438 AND PART OF A VACATED ALLEY OF THE REVISED AND CONSECUTIVE NUMBERS OF LOTS ON THE REVISED PLAT OF THE SAID CITY OF DAYTON AND THE SAME LOT AND PART LOT NUMBERS OF THE LETITIA C. COOPER PLAT AS RECORDED IN PUT BOOK “C2”, PAGE 126 OF THE MONTGOMERY COUNTY RECORDS, ALSO BEING THE SAME PROPERTY AS CONVEYED TO M. FRANCES BESCH DESCRIBED AS PARCELS 1, 2, 3 AND 4 AS RECORDED IN MICROFICHE NO. 93-754 E06-E11, SAID LOT, PART LOTS AND PART VACATED ALLEY BENG MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A RAILROAD SPIKE SET AT THE NORTHEAST RIGHT OF WAY INTERSECTION OF WYANDOT STREET (39’ R/W) AND E. FOURTH STREET EXTENSION (90’ R/W) ON THE WEST LINE OF LOT NUMBER 429;

THENCE WITH THE EAST RIGHT OF WAY OF WYANDOT STREET AND THE WEST LINE OF LOTS 429, 430, AND 438, NORTH 08° 00’ 00” SECONDS EAST FOR A DISTANCE OF 129.41 FEET TO A CROSS NOTCH SET AT A SOUTHWEST CORNER OF LANDS CONVEYED TO M & M INVESTMENTS AS DESCRIBED ON MICROFICHE NO. 79-121 B05;

THENCE WITH A SOUTH LINE OF SAID M & M LANDS AND THE COMMON FACE OF TWO WALLS, NORTH 74° 23’ 03” EAST FOR A DISTANCE OF 143.92 FEET TO AN ANGLE POINT IN SAID WALLS;

THENCE CONTINUING WITH SAID COMMON FACE AND M & M LANDS, SOUTH 42° 21” 14” SECONDS EAST FOR A DISTANCE OF 39.67 FEET TO AN ANGLE POINT IN SAID WALLS ON THE NORTH LINE OF LOT NUMBER 435;

THENCE WITH THE NORTH LINE OF LOT NUMBER 435, AND SOUTH LINE OF SAID M & M LANDS, AND SAID COMMON FACE, NORTH 49° 13’ 20” EAST FOR A DISTANCE OF 202.43 FEET TO THE NORTHEAST CORNER OF LOT NUMBER 435 ON THE WEST RIGHT OF WAY OF WAYNE AVENUE (66’ R/W);

THENCE WITH THE EAST LINE OF LOT NUMBERS 434 AND 435 AND SAID WAYNE AVENUE RIGHT OF WAY LINE, SOUTH 41° 41’ 06” EAST FOR A DISTANCE OF 109.99 FEET TO A RAILROAD SPIKE SET AT THE SOUTHEAST CORNER OF LOT NUMBER 434 AND THE NORTHWEST RIGHT OF WAY INTERSECTION OF WAYNE AVENUE AND SHAWNEE STREET AS PLATTED IN SAID PLAT BOOK “C-2”, PAGE 126;

THENCE WITH THE NORTH LINE OF SAID SHAWNEE STREET, SOUTH 44° 30’ 00” WEST FOR A DISTANCE OF 135.64 FEET TO A RAILROAD SPIKE SET AT THE NORTH RIGHT OF WAY INTERSECTION OF E. FOURTH STREET EXTENSION WITH SAID PLATTED SHAWNEE STREET;

THENCE WITH THE NORTH RIGHT OF WAY OF E. FOURTH STREET EXTENSION, SOUTH 73° 53’ 21” WEST FOR A DISTANCE OF 327.57 FEET TO THE PLACE OF BEGINNING.

CONTAINING 1.058 ACRES, MORE OR LESS.

THIS DESCRIPTION IS BASED ON A FIELD SURVEY PERFORMED BY NORFLEET, BROWN & PETKEWICZ, INC. IN JUNE, 1998 AND NOTED REFERENCES. NORTH IS BASED ON PLAT BOOK C2, PAGE 126.

Order No. : 38110271

Loan No.:

EXHIBIT A cont.

PARCEL II:

TRACT I:

SITUATE IN THE CITY OF DAYTON, COUNTY OF MONTGOMERY, AND STATE OF OHIO, AND BEING LOTS NUMBERED 8900, 8901, 8902, AND 8903 OF THE CONSECUTIVE NUMBERS OF LOTS ON THE REVISED PLAT OF SAID CITY OF DAYTON, OHIO AND WEST ONE HALF OF VACATED ALLEY ADJACENT TO EAST LINE OF LOT 8903, VACATED BY ORDINANCE 29559-98.

TRACT II:

SITUATE IN THE CITY OF DAYTON, COUNTY OF MONTGOMERY AND STATE OF OHIO AND BEING 34 FEET TAKEN BY PARALLEL LINES OFF THE EAST SIDE OF LOT NUMBERED EIGHT THOUSAND NINE HUNDRED FOUR (8904) AND 6 FEET TAKEN BY PARALLEL LINES OFF THE WEST SIDE OF LOT NUMBERED EIGHT THOUSAND NINE HUNDRED FIVE (8905) OF THE CONSECUTIVE NUMBERS OF LOTS ON THE REVISED PLAT OF THE SAID CITY OF DAYTON, OHIO AND EAST ONE HALF OF VACATED ALLEY ADJACENT TO WEST LINE OF LOT 8904, VACATED BY ORDINANCE 92559-98.

TRACT III:

SITUATE IN THE CITY OF DAYTON, COUNTY OF MONTGOMERY AND STATE OF OHIO AND BEING PART OF LOT NUMBERED 8905 OF THE CONSECUTIVE NUMBERS OF LOTS AS SHOWN ON THE REVISED PLAT OF THE CITY OF DAYTON, OHIO, BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE NORTH LINE OF SAID LOT NUMBERED 8905, SAID NORTH LINE BEING ALSO THE SOUTH LINE OF EAST THIRD STREET IN SAID CITY, DISTANCE 6 FEET EASTWARDLY OF THE NORTHWEST CORNER OF SAID LOT NUMBERED 8905; THENCE EASTWARDLY WITH SAID NORTH LINE OF SAID LOT, 21 FEET TO A POINT DISTANT 23 FEET WESTWARDLY FROM THE NORTHEAST CORNER OF SAID LOT NUMBERED 8905; THENCE AT RIGHT ANGLES SOUTHWARDLY PARALLEL WITH THE EAST LINE OF SAID LOTTO A POINT IN THE SOUTH LINE OF SAID LOT, 21 FEET TO A POINT, DISTANT 6 FEET EASTWARDLY FROM THE SOUTHWEST CORNER OF SAID LOT; THENCE NORTHWARDLY PARALLEL WITH THE WEST LINE OF SAID LOT TO A PLACE OF BEGINNING. SUBJECT TO PARTY WALL AGREEMENTS RECORDED IN VOLUME 192, PAGE 126 AND IN VOLUME 192, PAGE 128 OF THE DEED RECORDS OF MONTGOMERY COUNTY, OHIO.

TRACT IV:

SITUATE IN THE CITY OF DAYTON, COUNTY OF MONTGOMERY AND STATE OF OHIO, AND BEING LOTS NUMBERED EIGHT THOUSAND NINE HUNDRED SIX (8906), EIGHT THOUSAND NINE HUNDRED SEVEN (8907), AND 23 FEET TAKEN BY PARALLEL LINES OFF THE EAST SIDE OF LOT NUMBERED EIGHT THOUSAND NINE HUNDRED FIVE (8905), ALL OF SAID LOTS BEING OF THE CONSECUTIVE NUMBERS OF LOTS ON THE REVISED PLAT OF THE SAID CITY OF DAYTON, OHIO.

PARCEL II BEING ALSO DESCRIBED AS FOLLOWS:

Order No. : 38110271

Loan No.:

EXHIBIT A cont.

SITUATE IN THE CITY OF DAYTON, COUNTY OF MONTGOMERY, STATE OF OHIO AND BEING ALL OF LOT NUMBERS 8900, 8901, 8902, 8903, 8904, 8905, 8906, AND 8907 OF THE CONSECUTIVE NUMBERS OF LOTS ON THE REVISED PLAT OF THE CITY OF DAYTON, OHIO INCLUDING ALL OF A 16 FOOT ALLEY VACATED BY CITY OF DAYTON ORDINANCE NUMBER 29559-98 WHICH WAS ORIGINALLY PART OF SAID CITY LOT NUMBER 8904 AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A CROSS NOTCH FOUND AT THE SOUTHEAST RIGHT OF WAY INTERSECTION OF THIRD STREET AND WAYNE AVENUE AS SHOWN ON THE WORTHINGTON AND LOWE’S SUBDIVISION AS RECORDED IN PLAT BOOK “A”, PAGE 266;

THENCE WITH THE SOUTH RIGHT OF WAY LINE OF SAID THIRD STREET, NORTH 75 DEGREES 10 MINUTES 10 SECONDS EAST FOR A DISTANCE OF 392.70 FEET TO A CROSS NOTCH FOUND AT THE SOUTHWEST RIGHT OF WAY INTERSECTION OF A 25 FOOT ALLEY AND SAID THIRD STREET;

THENCE WITH THE WEST LINE OF SAID 25 FOOT ALLEY, SOUTH 14 DEGREES 56 MINUTES 22 SECONDS EAST FOR A DISTANCE OF 137.00 FEET TO A MAG NAIL FOUND AT THE NORTHWEST RIGHT OF WAY INTERSECTION OF TWO 25 FOOT ALLEYS:

THENCE WITH THE NORTH RIGHT OF WAY OF SAID 25 FOOT ALLEY, SOUTH 75 DEGREES 10 MINUTES 10 SECONDS WEST FOR A DISTANCE OF 323.59 FEET TO A MAG NAIL FOUND AT THE NORTHEAST RIGHT OF WAY INTERSECTION OF SAID WAYNE AVENUE AND SAID 25 FOOT ALLEY;

THENCE WITH THE EASTERLY RIGHT OF WAY OF SAID WAYNE AVENUE, NORTH 41 DEGREES 41 MINUTES 06 SECONDS WEST FOR A DISTANCE OF 153.56 FEET TO THE PLACE OF BEGINNING CONTAINING 1.126 ACRES MORE OR LESS.

BEING SUBJECT TO ALL LEGAL COVENANTS, RESTRICTIONS, EASEMENTS, AND HIGHWAYS OF RECORD.

THIS DESCRIPTION IS BASED ON A FIELD SURVEY PERFORMED BY NORFLEET, BROWN & PETKEWICZ, INC. IN JUNE, 1998 AND NOTES REFERENCES. NORTH IS BASED ON PLAT BOOK C2, PAGE 126.

TOGETHER WITH AN APPURTENANCE EASEMENT FOR INGRESS AND EGRESS AND PARKING AS SET FORTH AND DESCRIBED IN EASEMENT RECORDED IN MICROFICHE NO. 79-54E10.

PARCEL NO. R72-6-3-1 TO 4 AND R72-6-3-5, 6 AND R72-6-3-7 AND R72-6-3-8, 9, 10, 11.